UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2025

Maximus, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12997				54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)				(I.R.S. Employer Identification No.)

1600 Tysons Boulevard	McLean	,	VA		22102
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including the area code			(703)	251-8500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Definitive Material Agreement.
On March 20, 2025 (the “Amendment Date”), Maximus, Inc. (the “Company”) entered into the First Amendment to the Amended and Restated Credit Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., in its capacity as administrative agent, the loan parties party thereto and the other lenders and financial institutions party thereto, which amended that certain Amended and Restated Credit Agreement, dated as of May 30, 2024 (the “Credit Agreement”), by and among the Company, as borrower, JPMorgan Chase Bank, N.A., in its capacity as administrative agent, collateral agent, an issuing lender and swing line lender, and the other lenders and financial institutions from time to time party thereto. The Amendment provides for a new tranche of term A loans in an aggregate principal amount of $250,000,000 (the “Tranche A-1 Term Loans”), the proceeds of which will be used to (x) repay Revolving Loans outstanding under the Credit Agreement, (y) accomplish general corporate purposes and (z) pay fees and expenses in connection with the Amendment. The Tranche A-1 Term Loans have the same terms as the existing term A loans under the Credit Agreement.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 of this Current Report on Form 8-K above is incorporated into this Item 2.03 by reference, and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
First Amendment to the Amended and Restated Credit Agreement, dated as of March 20, 2025, by and among the Company, the loan parties party thereto, JPMorgan Chase Bank, N.A., in its capacity as administrative agent, collateral agent, an issuing lender and swing line lender and the other lenders and financial institutions party thereto.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maximus, Inc.
(Registrant)

Date: March 21, 2025	/s/ John T. Martinez
John T. Martinez
Chief Legal Officer and Secretary

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